                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)          APRIL 12, 1995

                           KRAUSE'S FURNITURE, INC.
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

       Delaware                      0-17868                          77-0310773
- --------------------------------------------------------------------------------
   (STATE OR OTHER                   (COMMISSION                   (IRS EMPLOYER
      JURISDICTION                   FILE NUMBER)            IDENTIFICATION NO.)
  OF INCORPORATION)

5980 Stoneridge Drive, Suite 109, Pleasanton, California                   94588
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                              (ZIP CODE)

     Registrant's telephone number, including area code:  (510) 460-6201

                               WORTH CORPORATION
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 8.  CHANGE IN FISCAL YEAR

        By unanimous written consent dated April 12, 1995, the Company's Board of Directors has changed the Company's fiscal year to the last Sunday in January, as determined by a 52/53 week retail fiscal year.

        The transition period from December 31, 1994 to January 29, 1995 will be reported on Securities and Exchange Commission Form 10-Q no later than 45 days after the April 12, 1995 date of determination to change the fiscal year.

                                  SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has dully caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 25, 1995

                                              KRAUSE'S FURNITURE, INC.

                                              By: _____________________________
                                                  Robert G. Sharpe
                                                  Chief Financial Officer